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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported): April 1, 2002


                        ONTRACK DATA INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Minnesota                      0-21375                41-1521650
----------------------------            -----------          ------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


       9023 Columbine Road
       Eden Prairie, Minnesota                           55347
       ----------------------------------         --------------------
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (952) 937-1107


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ITEM 5.  OTHER EVENTS.

         On April 1, 2002, ONTRACK Data International, Inc. ("Ontrack"), Kroll Inc. ("Kroll") and ODI Acquisition Corporation ("ODI"), a wholly-owned subsidiary of Kroll, entered into an Agreement and Plan of Reorganization (the "Agreement").

         Pursuant to the Agreement, ODI will merge with and into Ontrack, and Ontrack will continue as a wholly-owned subsidiary of Kroll in a stock-for-stock merger (the "Merger"). Under the Agreement, shareholders of Ontrack will receive a number of shares of Kroll Common Stock determined by an exchange ratio which values Ontrack stock at $12.50 per share within a defined collar (the "Exchange Ratio"). In addition, Kroll will assume all options to purchase Ontrack Common Stock outstanding under Ontrack's existing stock option plans. Following the Merger, assumed options will be exercisable for shares of Kroll Common Stock adjusted to reflect the Exchange Ratio.

         Shareholders holding approximately 27% of the outstanding shares of Ontrack Common Stock have agreed to vote in favor of the Merger pursuant to voting agreements. Ben F. Allen, Ontrack's President and Chief Executive Officer, will be appointed to the Board of Directors of Kroll upon consummation of the Merger.

         The consummation of the Merger is subject to the approval of the shareholders of Ontrack and Kroll, receipt of necessary regulatory approvals, SEC clearance and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986.

         This description of the Agreement and the Merger is qualified in its entirety by reference to the full text of the Agreement which is attached hereto as an Exhibit and incorporated herein by reference.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

2.1 Agreement and Plan of Reorganization by and among ONTRACK Data International, Inc., Kroll Inc. and ODI Acquisition Corporation, dated April 1, 2002.

2.2      Form of Voting Agreement, dated April 1, 2002.

99 Press release of ONTRACK Data International, Inc., dated April 1, 2002. The contents of internet addresses included in such press release are not incorporated by reference into the press release or this filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       ONTRACK DATA INTERNATIONAL, INC.


                                       By    /s/ Ben F. Allen
                                          ------------------------------------
                                          Ben F. Allen, President and Chief
                                          Executive Officer
Dated: April 1, 2002


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